UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ELLIE MAE, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 15, 2012.

ELLIE MAE, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 21, 2012
	Date: May 15, 2012	Time: 9:30 AM
Location: The Company’s offices
4155 Hopyard Road
Suite 200 Pleasanton, CA 94588

You are receiving this communication because you hold shares in the above named company.

ELLIE MAE, INC. 4155 HOPYARD ROAD SUITE 200 PLEASANTON, CA 94588	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT         ANNUAL REPORT

  How to View Online:

  Have the information that is printed in the box marked by the arrow   (located on the following

  page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please   make the request as instructed above on or before May 1, 2012, to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box

  marked by the arrow   available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:
1. The election of the following Class I nominees
as directors (terms expire in 2015):

Nominees:

01) Sigmund Anderman

02) Alan S. Henricks

03) Bernard M. Notas

The Board of Directors recommends you vote FOR the following proposals:

2.       To ratify the selection, by the Audit Committee of the Board of Directors, of Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

3. To hold an advisory vote to approve named executive officer compensation as disclosed in the 2012 Proxy Statement.

The Board of Directors recommends you vote for 1 YEAR on the following proposal:

4. To recommend, by non-binding vote, the frequency of future executive compensation votes.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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